                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement.
[ ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material pursuant under Rule 14a-12.

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
              MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A
                 ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT
                ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT II
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                     ML LIFE INSURANCE COMPANY OF NEW YORK
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: $0

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                     ML LIFE INSURANCE COMPANY OF NEW YORK

                                                              October [  ], 2003

Dear Contract Owner:

     You own a variable life insurance contract or variable annuity contract issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. You currently have contract value or investment base allocated to the MFS Research Series, and we are seeking your approval to substitute shares of the Roszel/PIMCO CCM Capital Appreciation Portfolio (a portfolio of the MLIG Variable Insurance Trust) for shares of the MFS Research Series. We strive to offer strong, attractive underlying investment options to our contract owners, and the investment options that we offer are subject to regular reviews. We review investment performance, evaluate the investment process, and assess the portfolio management teams that manage the underlying investment options. It is our opinion, based on such reviews, that the Roszel/PIMCO CCM Capital Appreciation Portfolio offers a better alternative for contract owners who want exposure to large-cap U.S. stocks. We believe the proposed substitution also will make our variable contracts more efficient to administer and oversee, and therefore more attractive to our customers.

     To make the substitution, we must obtain the approval of the Securities and Exchange Commission and of contract owners who have contract value or investment base invested in the MFS Research Series as of September 12, 2003. We ask that you vote for the proposed substitution. You can vote several ways: (1) by completing, signing, and dating the enclosed Voting Form and returning it to Management Information Services at 60 Research Road, Hingham, Massachusetts 02043 in the enclosed postage-paid return envelope; (2) by calling 1-800-690-6903; or (3) on the web at https://www.proxyweb.com. We must receive your voting instructions no later than 4:00 p.m. (Eastern Time) on Friday, November 7, 2003. Georgeson Shareholder Communications ("Georgeson") is assisting us in soliciting votes. If you have any questions about this proxy solicitation, please call Georgeson at 1-866-614-4480.

     Please read carefully the enclosed Voting Information Statement for details about the proposed substitution. Your vote and participation are very important, and we appreciate receipt of your voting instructions as soon as possible. Thank you for your cooperation.

                                           Very truly yours,

                                           NIKOS KARDASSIS
                                           President and Chief Executive Officer
                                           Merrill Lynch Insurance Group, Inc.

                             ---------------------

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                  Merrill Lynch Variable Life Separate Account
              Merrill Lynch Life Variable Life Separate Account II
             Merrill Lynch Life Variable Annuity Separate Account A

                      1300 Merrill Lynch Drive, 2nd Floor
                          Pennington, New Jersey 08534

                             ---------------------

                     ML LIFE INSURANCE COMPANY OF NEW YORK
                 ML of New York Variable Life Separate Account
                ML of New York Variable Life Separate Account II
               ML of New York Variable Annuity Separate Account A

                            2 World Financial Center
                             South Tower, 5th Floor
                            New York, New York 10281

                             ---------------------

                          VOTING INFORMATION STATEMENT

                                                              October [  ], 2003

     Merrill Lynch Life Insurance Company ("MLLIC"), on behalf of Merrill Lynch Variable Life Separate Account, Merrill Lynch Life Variable Life Separate Account II, and Merrill Lynch Life Variable Annuity Separate Account A, each separate accounts of MLLIC, and ML Life Insurance Company of New York ("MLNY"; together with MLLIC, the "Companies" or each a "Company"), on behalf of ML of New York Variable Life Separate Account, ML of New York Variable Life Separate Account II, and ML of New York Variable Annuity Separate Account A, each separate accounts of MLNY (except for MLLIC and MLNY, each a "Separate Account" and collectively, the "Separate Accounts"), are furnishing this Voting Information Statement to solicit votes from owners of variable life insurance and variable annuity contracts (the "Variable Contracts") issued by MLLIC and MLNY having contract value(1) allocated on September 12, 2003 (the "Record Date") to the subaccounts or investment divisions of the Separate Accounts that invest in Initial Class shares of the MFS Research Series, a separate investment portfolio of the MFS(R) Variable Insurance Trust(SM) ("MFS Trust"). This Voting Information Statement and the accompanying Voting Form are being furnished to owners of Variable Contracts ("Owners") on or about October [ ], 2003.

     The Companies are requesting a vote to approve or disapprove the following proposal:

     - The substitution of shares of the Roszel/PIMCO CCM Capital Appreciation Portfolio, a separate investment portfolio of the MLIG Variable Insurance Trust (the "MLIG Trust"), for Initial Class shares of the MFS Research Series of the MFS Trust (the "Substitution").

     (The MFS Research Series is referred to herein as the "Substituted Portfolio." The Roszel/PIMCO CCM Capital Appreciation Portfolio is referred to herein as the "Replacement Portfolio." The subaccounts or investment divisions of the Separate Accounts that invest in the Substituted Portfolio prior to the Substitution, and that will invest in the Replacement Portfolio after the Substitution, are referred to herein as the "Subaccounts" and each as a "Subaccount.")

---------------

(1) Although certain variable life insurance contracts issued by MLLIC and MLNY use the term "investment base" instead of "contract value," this Voting Information Statement uses the term "contract value" throughout for consistency.

     As an Owner having units representing an investment of contract value in the Subaccount of the Separate Account supporting your Variable Contract as of the close of business on the Record Date, you are entitled to vote such units on the above Substitution.

     Under the Variable Contracts and all of the prospectuses for the Variable Contracts, the Companies have reserved the right to substitute shares of one portfolio for shares of another, including a portfolio of a different investment company. The Companies' ability to carry out the proposed Substitution is conditioned on them obtaining, for each class of Variable Contracts, the approval of the Securities and Exchange Commission (the "Commission"). The Commission's approval of the proposed Substitution is subject to certain conditions, including that the Companies receive, for each class of Variable Contracts, requisite approval from Owners entitled to vote (i.e., those Owners who have contract value invested in the Substituted Portfolio as of the Record
Date).

                           GENERAL VOTING INFORMATION

     An Owner is entitled to one vote for each unit that the Owner owns in a Subaccount. As of the Record Date, the total number of units held in each Subaccount for each class of Variable Contracts and entitled to vote was as follows:

                                                                 NUMBER OF
CLASS OF VARIABLE CONTRACT                                    SUBACCOUNT UNITS
--------------------------                                    ----------------
MLLIC Retirement Plus
MLNY Retirement Plus
MLLIC Investor Life, Investor Life Plus, Estate Investor I,
  and Estate Investor II
MLNY Investor Life and Investor Life Plus
MLLIC Prime Plan I, Prime Plan II, Prime Plan III, Prime
  Plan IV, Prime Plan V, Prime Plan VI, Prime Plan 7, Prime
  Plan Investor, Directed Life, and Directed Life 2
MLNY Prime Plan I, Prime Plan II, Prime Plan III, Prime Plan
  IV, Prime Plan V, Prime Plan VI, Prime Plan 7, Prime Plan
  Investor, Directed Life, and Directed Life 2

     Unless extended by the Companies, votes must be received by November 7, 2003 to be counted. Approval will be obtained from each class of Variable Contracts by the affirmative vote of the lesser of: (1) a majority of the outstanding units for the Subaccount as of the Record Date, or (2) 67% of such outstanding units voted, if votes received represent a majority of such units as of the Record Date. If the Companies do not receive requisite approval for the proposed Substitution from the MLLIC Retirement Plus and MLNY Retirement Plus classes of Variable Contracts, each voting as a separate group, the Companies will not effect the proposed Substitution for ANY class of Variable Contracts. The Companies will not effect the proposed Substitution for any class of Variable Contracts that has not approved the proposed Substitution.

     To the knowledge of the Companies, no Owner beneficially owned, directly or indirectly, more than 5% of the outstanding units in a Subaccount for their class of Variable Contract as of the Record Date. To the knowledge of the Companies, none of the directors or officers of either Company, individually or as a group, beneficially owned, directly or indirectly, over 1% of the outstanding units in a Subaccount as of the Record Date. Any beneficial financial interest that the Companies may have in the Subaccounts is immaterial in relation to the interests of Owners, and the Companies will not cast any votes. No individual that has been a director or executive officer of either Company at any time since January 2002, or any associate of such individual, has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Substitution.

     You may cast your vote by: (1) filling out the enclosed Voting Form and returning it to Management Information Services at 60 Research Road, Hingham, Massachusetts 02043; (2) using a toll-free telephone voting facility (1-800-690-6903); or (3) visiting an internet website (https://www.proxyweb.com). If you properly execute and return the enclosed Voting Form (or cast your vote by telephone or internet) by Friday, November 7, 2003, at 4:00 p.m. Eastern Standard Time (the "Voting Deadline"), the Companies will count your vote when calculating the results of the solicitation. The Companies will disregard any voting instructions received after the Voting Deadline. Votes attributable to Voting Forms that are properly executed and returned, but are not marked to "Approve" or "Disapprove" the Substitution, will be counted as "Approve." A vote to "Abstain" will have the effect of a vote to "Disapprove" the Substitution.

     Any Owner who has submitted voting instructions has the right to change his or her vote at any time prior to the Voting Deadline by: (1) submitting a letter requesting the change or a later-dated Voting Form to Management Information Services at the above listed address; or (2) casting another vote at the above listed telephone number or internet website. Any change must be received on or before the Voting Deadline. If the Companies do not receive sufficient votes to approve the proposal, they may extend the Voting Deadline and conduct a further solicitation of votes. The Companies will solicit votes primarily by mail. The Companies may supplement this effort by telephone calls, telegrams, e-mails, personal interviews, and other communications by officers, employees, and agents of the Companies or their affiliates, but no additional compensation will be paid by the Companies to such individuals for such solicitation. Georgeson Shareholder Communications Inc. will be retained by the Companies to assist in the solicitation process, and will be paid by the Companies for their services. The Companies will bear the cost of soliciting votes.

                           THE PROPOSED SUBSTITUTION

I.  THE TRANSACTION

     On July 18, 2003, the Companies and the Separate Accounts submitted an application to the Commission seeking approval to engage in the Substitution. If completed, the Substitution will result in the Companies' redemption, in cash or "in kind" (i.e., for portfolio securities), of Initial Class shares of the MFS Research Series. The proceeds of such redemptions (either cash or portfolio securities) will then be used to purchase shares of the Roszel/PIMCO CCM Capital Appreciation Portfolio.

     If approved, the Substitution will take place at relative net asset value with no change in the amount of any Owner's contract value or death benefit or in the dollar value of his or her investments in the Subaccounts. Owners will not incur any additional fees or charges as a result of the Substitution, nor will their rights or the Companies' obligations under the Variable Contracts be altered in any way. All applicable expenses incurred in connection with the Substitution will be paid by the Companies. In addition, the Substitution will not subject Owners to any federal income tax liability.

     The Substitution will not cause the Variable Contract fees and charges currently paid by existing Owners to be greater after the Substitution than before the Substitution. To the extent that the annualized expenses of the Roszel/PIMCO CCM Capital Appreciation Portfolio exceed, for each fiscal period (such period being less than 90 days) during the twenty-four months following the Substitution, the 2002 net expense level of the MFS Research Series, the Companies will, for each Variable Contract outstanding on the date of the Substitution, make a corresponding reduction in Separate Account expenses on the last day of such fiscal period, such that the amount of the Roszel/PIMCO CCM Capital Appreciation Portfolio's net expenses, together with those of the corresponding Separate Account will, on an annualized basis, be no greater than the sum of the net expenses of the MFS Research Series and the expenses of the Separate Account for the 2002 fiscal year. In addition, for twenty-four months following the Substitution, the Companies will not increase asset-based fees or charges for Variable Contracts outstanding on the day of the Substitution. Thereafter, expenses of the Replacement Portfolio will vary from year to year and may exceed those of the Substituted Portfolio.

     Owners are entitled to approve or disapprove the Substitution. The Substitution will not take place without the approval of each class of Variable Contracts representing the lesser of: (1) a majority of the outstanding units for the Subaccount as of the Record Date, or (2) 67% of such outstanding units voted, if votes received represent a majority of such units as of the Record Date. If the Companies do not receive requisite approval for the proposed Substitution from the MLLIC Retirement Plus and MLNY Retirement Plus classes of Variable Contracts, each voting as a separate group, the Companies will not effect the proposed Substitution for any class of Variable Contracts.

     The Companies intend to effect the Substitution on November 21, 2003 (following close of business), following the issuance of an order of approval by the Commission, the requisite approval of the Owners, and any approval required by state insurance regulators.

II.  REASONS FOR THE PROPOSED SUBSTITUTION

     The proposed Substitution is part of an overall business plan involving the management of the Companies to make their respective products, including the Variable Contracts, more competitive (both in terms of new sales, as well as with regard to the retention of existing blocks of business), more efficient to administer and oversee, and more attractive to Owners. Over the past several years, the Companies have engaged in a thorough review of the efficiencies and structures of all of the investment options offered under the Variable Contracts. Based on its continuing evaluation of the available investment options, the Companies believe that more concentrated and streamlined operations for investment options could result in increased operational and administrative efficiencies and economies of scale for its Variable Contract owners. More specifically, the Companies feel that streamlining the number of nonproprietary fund families available through the Variable Contracts and altering the available portfolios will simplify the administration of the Variable Contracts, particularly with regard to communications with the fund families and the preparation of various reports and disclosure documents, while providing Owners with more cost-efficient and attractive investment options. This streamlining will allow the Companies to enhance their communication efforts to Owners and sales representatives regarding the available portfolios, and may provide for more enhanced and timely reporting to the Companies from fund families and therefore from the Companies to Owners. Furthermore, reducing the number of nonproprietary fund families also will provide the Companies with more control over fund changes that affect their Variable Contracts, allowing for appropriate long-term strategic planning.

     During this continuing evaluation of the available investment options, the Companies also have engaged in a thorough review of the quality of all of the investment options offered under the Variable Contracts. This due diligence review involved an evaluation of the investment performance, the investment process, and the investment teams responsible for the management of the portfolios. Ultimately, the Companies concluded that certain portfolios offered under the Variable Contracts warrant replacement and that it would be preferable to make alternative investment options available to both current and future Owners.

     Though not a principal reason for the Substitution, the Substitution would have the effect of transferring Variable Contract values to investment portfolios managed by an affiliated person of the Companies, thereby increasing the management fees received by that affiliated person.

     For the reasons discussed below, the Companies believe that replacing the MFS Research Series with the Roszel/PIMCO CCM Capital Appreciation Portfolio is appropriate and in the best interests of Owners.

III.  THE COMPANIES

     MLLIC is a stock life insurance company that is domiciled in Arkansas. Its operations include both life insurance and annuity products. MLLIC was incorporated under the laws of the State of Washington on January 27, 1986 and redomesticated to the State of Arkansas on August 31, 1991. As of December 31, 2002, MLLIC had assets of approximately $13.1 billion. MLLIC is authorized to operate as a life insurance company in forty-nine states, the District of Columbia, the U.S. Virgin Islands, Guam, and Puerto Rico. Its principal offices are located at 1300 Merrill Lynch Drive, 2nd Floor, Pennington, New Jersey 08534.

     MLNY is a stock life insurance company that is organized under the laws of the State of New York on November 28, 1973. MLNY had approximately $1.1 billion of assets under management as of December 31, 2002. MLNY is authorized to sell life insurance and annuities in nine states. Its principal offices are located at 2 World Financial Center, South Tower, 5th Floor, New York, New York 10281.

     The Companies are wholly owned subsidiaries of Merrill Lynch Insurance Group, Inc. ("MLIG"). The Companies are indirect wholly owned subsidiaries of Merrill Lynch & Co., Inc., a publicly held company whose shares are traded on the New York Stock Exchange.

IV.  THE SEPARATE ACCOUNTS AND VARIABLE CONTRACTS

  A.  MLLIC RETIREMENT PLUS

     Merrill Lynch Life Variable Annuity Separate Account A is a separate investment account of MLLIC established under Arkansas law on August 6, 1991. It currently has 42 subaccounts. Each subaccount invests in a corresponding portfolio of an open-end management investment company. Retirement Plus Variable Contracts, which invest in the Substituted Portfolio, have been issued by MLLIC through Merrill Lynch Life Variable Annuity Separate Account A, and interests in the Separate Account offered through such Variable Contracts have been registered under the Securities Act of 1933, as amended (the "1933 Act"). The Separate Account is registered with the Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust.

     MLLIC is the legal owner of the assets in the Merrill Lynch Life Variable Annuity Separate Account A. Assets of the Separate Account equal to its reserves and other liabilities under the outstanding Variable Contracts may not be charged with liabilities arising from any other MLLIC business. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to MLLIC's other income, gain, or loss.

  B. MLLIC INVESTOR LIFE, INVESTOR LIFE PLUS, ESTATE INVESTOR I, AND ESTATE INVESTOR II

     Merrill Lynch Variable Life Separate Account is a separate investment account of MLLIC established under Arkansas law on November 19, 1990. It currently has 37 subaccounts. Each subaccount invests in a corresponding portfolio of an open-end management investment company. Investor Life, Investor Life Plus, Estate Investor I, and Estate Investor II Variable Contracts, which invest in the Substituted Portfolio, have been issued by MLLIC through Merrill Lynch Variable Life Separate Account, and interests in the Separate Account offered through such Variable Contracts have been registered under the 1933 Act. The Separate Account is registered with the Commission under the 1940 Act as a unit investment trust.

     MLLIC is the legal owner of the assets in the Merrill Lynch Variable Life Separate Account. Assets of the Separate Account equal to its reserves and other liabilities under the outstanding Variable Contracts may not be charged with liabilities arising from any other MLLIC business. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to MLLIC's other income, gain, or loss.

  C. MLLIC PRIME PLAN I, PRIME PLAN II, PRIME PLAN III, PRIME PLAN IV, PRIME PLAN V, PRIME PLAN VI, PRIME PLAN 7, PRIME PLAN INVESTOR, DIRECTED LIFE, AND DIRECTED LIFE 2

     Merrill Lynch Life Variable Life Separate Account II is a separate investment account of MLLIC established by Tandem Insurance Group, Inc. ("Tandem") under Washington law on November 19, 1990. MLLIC acquired the Separate Account in a merger with Tandem on October 1, 1991, in which MLLIC assumed all of Tandem's liabilities and obligations under the contracts. It currently has 48 subaccounts. Each subaccount invests in a corresponding portfolio of an open-end management investment company. Prime Plan I, Prime Plan II, Prime Plan III, Prime Plan IV, Prime Plan V, Prime Plan VI, Prime Plan 7, Prime Plan Investor, Directed Life, and Directed Life 2 Variable Contracts, which invest in the Substituted Portfolio, have been issued by MLLIC through Merrill Lynch Life Variable Life Separate Account II, and interests in the Separate Account offered through such Variable Contracts have been registered under the 1933 Act. The Separate Account is registered with the Commission under the 1940 Act as a unit investment trust.

     MLLIC is the legal owner of the assets in the Merrill Lynch Life Variable Life Separate Account II. Assets of the Separate Account equal to its reserves and other liabilities under the outstanding Variable Contracts may not be charged with liabilities arising from any other MLLIC business. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to MLLIC's other income, gain, or loss.

  D.  MLNY RETIREMENT PLUS

     ML of New York Variable Annuity Separate Account A is a separate investment account of MLNY established under New York law on August 14, 1991. It currently has 42 subaccounts. Each subaccount invests in a corresponding portfolio of an open-end management investment company. Retirement Plus Variable Contracts, which invest in the Substituted Portfolio, have been issued by MLNY through ML of New York Variable Annuity Separate Account A, and interests in the Separate Account offered through such Variable Contracts have been registered under the 1933 Act. The Separate Account is registered with the Commission under the 1940 Act as a unit investment trust.

     MLNY is the legal owner of the assets in the ML of New York Variable Annuity Separate Account A. Assets of the Separate Account equal to its reserves and other liabilities under the outstanding Variable Contracts may not be charged with liabilities arising from any other MLNY business. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to MLNY's other income, gain, or loss.

  E.  MLNY INVESTOR LIFE AND INVESTOR LIFE PLUS

     ML of New York Variable Life Separate Account II is a separate investment account of MLNY established under New York law on December 4, 1991. It currently has 37 subaccounts. Each subaccount invests in a corresponding portfolio of an open-end management investment company. Investor Life and Investor Life Plus Variable Contracts, which invest in the Substituted Portfolio, have been issued by MLNY through ML of New York Variable Life Separate Account II, and interests in the Separate Account offered through such Variable Contracts have been registered under the 1933 Act. The Separate Account is registered with the Commission under the 1940 Act as a unit investment trust.

     MLNY is the legal owner of the assets in the ML of New York Variable Life Separate Account II. Assets of the Separate Account equal to its reserves and other liabilities under the outstanding Variable Contracts may not be charged with liabilities arising from any other MLNY business. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to MLNY's other income, gain, or loss.

  F. MLNY PRIME PLAN I, PRIME PLAN II, PRIME PLAN III, PRIME PLAN IV, PRIME PLAN V, PRIME PLAN VI, PRIME PLAN 7, PRIME PLAN INVESTOR, DIRECTED LIFE, AND DIRECTED LIFE 2

     ML of New York Variable Life Separate Account is a separate investment account of MLNY established under New York law on November 19, 1990. It currently has 48 subaccounts. Each subaccount invests in a corresponding portfolio of an open-end management investment company. Prime Plan I, Prime Plan II, Prime Plan III, Prime Plan IV, Prime Plan V, Prime Plan VI, Prime Plan 7, Prime Plan Investor, Directed Life, and Directed Life 2 Variable Contracts, which invest in the Substituted Portfolio, have been issued by MLNY through ML of New York Variable Life Separate Account, and interests in the Separate Account offered through such Variable Contracts have been registered under the 1933 Act. The Separate Account is registered with the Commission under the 1940 Act as a unit investment trust.

     MLNY is the legal owner of the assets in the ML of New York Variable Life Separate Account. Assets of the Separate Account equal to its reserves and other liabilities under the outstanding Variable Contracts may not be charged with liabilities arising from any other MLNY business. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to MLNY's other income, gain, or loss.

V.  THE PORTFOLIOS

  A.  MFS(R) VARIABLE INSURANCE TRUST(SM)

     The MFS Trust is registered as an open-end management investment company under the 1940 Act and currently offers 15 separate investment portfolios, including the MFS Research Series. The MFS Trust issues a separate series of shares of common stock in connection with each portfolio, and has registered such shares under the 1933 Act.

  B.  MLIG VARIABLE INSURANCE TRUST

     The MLIG Trust is registered as an open-end management investment company under the 1940 Act and currently offers 24 separate investment portfolios, including the Roszel/PIMCO CCM Capital Appreciation Portfolio. The MLIG Trust issues a separate series of shares of common stock in connection with each portfolio, and has registered such shares under the 1933 Act.

VI.  MANAGEMENT OF THE PORTFOLIOS

  A.  MFS RESEARCH SERIES

     Massachusetts Financial Services Company ("MFS"), a Delaware corporation, serves as the investment adviser to the MFS Research Series (and the other portfolios of the MFS Trust). MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which, in turn, is a indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS' principal business address is 500 Boylston Street, Boston, MA 02116.

     For its services, MFS receives an investment advisory fee based on the average daily net assets of the MFS Research Series.

  B.  ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO

     Roszel Advisors, LLC ("Roszel Advisors") serves as the investment manager of the Roszel/PIMCO CCM Capital Appreciation Portfolio (and the other portfolios of the MLIG Trust). Roszel Advisors is a wholly owned subsidiary of MLIG, and its principal place of business is 1300 Merrill Lynch Drive, Pennington, NJ 08534.

     The MLIG Trust and Roszel Advisors obtained an order from the Commission (the "Manager of Managers Order") that permits the MLIG Trust and Roszel Advisors to enter into and materially amend investment subadvisory agreements without obtaining shareholder approval. The relief granted in the Manager of Managers Order extends to the Roszel/PIMCO CCM Capital Appreciation Portfolio. Accordingly, as the investment manager, Roszel Advisors is responsible (subject to oversight by the board of directors of the MLIG Trust) for overall management of the MLIG Trust and for retaining additional subadvisers to manage the assets of each portfolio. Roszel Advisors selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style.

     PIMCO Advisors Retail Holdings LLC and Cadence Capital Management LLC ("PIMCO" and "Cadence," respectively) are the subadvisers to the Roszel/PIMCO CCM Capital Appreciation Portfolio. PIMCO's principal business address is 1345 Avenue of the Americas, 50th Floor, New York, NY 10105-4800. Cadence's principal business address is 265 Franklin Street, 11th Floor, Boston, MA 02110.

     For its services, Roszel Advisors is paid an advisory fee based on the average daily net assets of the Roszel/PIMCO CCM Capital Appreciation Portfolio, and Roszel Advisors pays PIMCO and Cadence for subadvisory services rendered to the portfolios.

VII.  COMPARISON OF THE PORTFOLIOS

     The following discussion is primarily a summary of certain parts of the current prospectuses and/or recent annual and semi-annual shareholder reports for the Roszel/PIMCO CCM Capital Appreciation Portfolio and the MFS Research Series. This Voting Information Statement is accompanied by current prospectuses for the Roszel/PIMCO CCM Capital Appreciation Portfolio and the MFS Research Series, or Owners will have previously received such prospectuses. The most recent annual shareholder report and semi-annual shareholder report for the Roszel/PIMCO CCM Capital Appreciation Portfolio are available without charge upon request. As an Owner invested in the MFS Research Series, you should have received the most recent annual shareholder report and semi-annual shareholder report for the MFS Research Series. Information contained in this Voting Information Statement is qualified by the more complete information set forth in such prospectuses and reports which are incorporated by reference herein.

     As set forth below, the investment objectives and principal investment strategies of the Substituted Portfolio and Replacement Portfolio are substantially the same, and the types of investment advisory and administrative services provided to the Replacement Portfolio are comparable to the types of investment advisory and administrative services provided to the Substituted Portfolio.

  A.  COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES

                                                   ROSZEL/ PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
    MFS RESEARCH SERIES OF THE MFS TRUST                          OF THE MLIG TRUST
--------------------------------------------       ------------------------------------------------
INVESTMENT OBJECTIVE                               INVESTMENT OBJECTIVE
To seek long-term growth of capital and            To seek long-term capital appreciation.
future income
INVESTMENT POLICIES                                INVESTMENT POLICIES
Normally, the Series invests at least 80% of       The portfolio invests at least 65% of total
its net assets in common stocks and related        assets in large cap stocks of companies believed
securities (preferred stocks, convertible          to potential for high earnings growth. These
securities and depositary receipts for those       companies are generally well-established issuers
securities), and focuses on companies,             with strong business franchises and favorable
regardless of size, believed to have               long-term growth prospects. The portfolio's
favorable prospects for long-term growth,          investment adviser seeks to achieve a
attractive valuations based on current and         consistent, favorable balance of growth and
expected earnings or cash flow, dominant or        value with stocks of companies in the Russell
growing market share, and superior                 1000 and the S&P 500 Indexes. In choosing
management. The Series' investments may            companies to invest in, the portfolio's
include securities traded on securities            investment adviser first looks at dividend
exchanges or in the over-the-counter (OTC)         growth, earnings growth, relative growth of
markets. The Series' assets are allocated          earnings over time, the company's history of
among various industries. The Series may           meeting earnings targets, and price-to-earnings
invest in foreign securities (including            ratios and other ratios that reveal value. The
emerging market securities), through which         most promising companies are then evaluated on
it may have exposure to foreign currencies.        the basis of management strength,
The Series has engaged and may engage in           competitiveness in their industries, business
active and frequent trading to achieve its         prospects, and profitability. The portfolio
principal investment strategies.                   sells stocks when their price declines relative
                                                   to other stocks invested in by the portfolio or
                                                   to other companies in the same business industry
                                                   or when the issuer's earnings decline. The
                                                   portfolio may invest up to 10% of total assets
                                                   in foreign securities. The portfolio uses the
                                                   S&P 500 Index as a benchmark index.

     The Roszel/PIMCO CCM Capital Appreciation Portfolio and the MFS Research Series share similar investment objectives in that each seeks either long-term growth of capital or capital appreciation. Moreover, the MFS Research Series seeks future income, while the Roszel/PIMCO CCM Capital Appreciation Portfolio, although not explicitly stated as part of its investment objective, similarly treats current income as incidental to its investment objective.

     In addition to similar investment objectives, the Roszel/PIMCO CCM Capital Appreciation Portfolio and the MFS Research Series also share similar investment policies. Both portfolios concentrate their investments in the equity securities of companies with strong prospects for long-term growth, and also may invest in foreign securities. Moreover, the Roszel/PIMCO CCM Capital Appreciation Portfolio, like the MFS Research Series, generally concentrates on large cap companies.

  B.  COMPARISON OF ADVISORY FEES AND OTHER EXPENSES

     The following charts compare the total operating expenses (before and after any waivers and reimbursements) for the year ended December 31, 2002, expressed as an annual percentage of average daily net assets, of the Substituted Portfolio and the Replacement Portfolio.

                                                                         ROSZEL/ PIMCO CCM
                                                  MFS RESEARCH SERIES   CAPITAL APPRECIATION
                                                    (INITIAL CLASS)         PORTFOLIO(2)
                                                  -------------------   --------------------
Management Fees.................................          0.75%                 0.80%
12b-1 Fees......................................           N/A                   N/A
Other Expenses..................................          0.12%                 0.97%
Total Operating Expenses........................          0.87%                 1.77%
Less Expense Waivers and Reimbursements.........           N/A                 (0.67)%
Net Operating Expenses..........................          0.87%                 1.10%

  C.  COMPARISON OF ADVISORY AND SUBADVISORY SERVICES

     The following chart compares the fees paid for advisory and subadvisory services for the fiscal year ending December 31, 2002, expressed as an annual percentage of average daily net assets, by the Substituted Portfolio and the Replacement Portfolio.

                MFS RESEARCH SERIES                    ROSZEL/ PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
---------------------------------------------------   ---------------------------------------------------
                         ANNUAL SUBADVISORY FEES                               ANNUAL SUBADVISORY FEES
ANNUAL ADVISORY FEES      (PAID BY THE ADVISER)       ANNUAL ADVISORY FEES      (PAID BY THE ADVISER)
--------------------   ----------------------------   --------------------   ----------------------------
       0.75%                       N/A                       0.80%           0.35% on the first $200
                                                                             million, 0.27% on the second
                                                                             $200 million, and 0.25% on
                                                                             assets in excess of $400
                                                                             million

---------------

(2) "Other Expenses" for the Roszel/PIMCO CCM Capital Appreciation Portfolio are based on estimates for the fiscal year ended December 31, 2003. In addition, MLIG Trust has entered into an expense limitation arrangement with Roszel Advisors whereby Roszel Advisors will reimburse the Roszel/ PIMCO CCM Capital Appreciation Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed certain limits. The expense limitation agreement is effective through April 30, 2004, and is expected to continue from year to year, conditioned upon approval for continuance by the board of trustees of the MLIG Trust.

  D.  COMPARISON OF ASSET LEVELS AND PERFORMANCE

     Because the Roszel/PIMCO CCM Capital Appreciation Portfolio only began operations on May 1, 2003, it does not yet have any assets or performance to compare to the Substituted Portfolio.

  E.  COMPARISON OF INVESTMENT RISKS

     Because the Roszel/PIMCO CCM Capital Appreciation Portfolio and the MFS Research Series share substantially comparable investment objectives and investment policies, they generally invest in the same types of securities (e.g., equity securities), and thus are subject to substantially the same types of risks. As with any mutual fund that invests in equity securities, both of these portfolios are subject to market risk. Loss of money is a significant risk of investing in either of these portfolios. Due to their focus on equity securities that may appreciate in value and lack of emphasis on those that provide income, both of these portfolios may experience greater volatility over time than funds that invest largely in income-bearing securities. As both these portfolios may invest in securities of foreign issuers, they both take on additional risks that could adversely affect their performance. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

VIII.  EFFECTS ON OWNERS

     Additional facts concerning Owners' rights in connection with the Substitution are as follows:

  A.  OWNERS WILL NOT:

     - experience any change in the amount of contract value, death benefit, or dollar value of their investments in any of the subaccounts of the Separate Accounts as a result of the Substitution;

     - incur any fees or charges as a result of the Substitution, including charges that would otherwise be applied to transfers;

     - experience an increase in the Variable Contract fees and charges as a result of the Substitution;

     - have their rights, or the Companies' obligations, under the Variable Contracts altered in any way as a result of the Substitution;

     - incur any expenses as a result of the Substitution; or

     - incur any federal income tax liability as a result of the Substitution.

  B.  OWNERS WILL:

     - from July 18, 2003 through 30 days following the date of the Substitution, be permitted to make one transfer of contract value from a Subaccount to any other available subaccount(s) without that transfer counting towards the number of transfers permitted should the Companies begin charging for or otherwise limiting transfers in the future (the Companies do not currently impose a charge for transfers or limit the number of transfers permitted each year); and

     - before the Substitution occurs, receive a copy of the most recent prospectus for the Replacement Portfolio.

  C.  THE COMPANIES WILL:

     - pay all expenses incurred in connection with the Substitution, including legal, accounting, transactional, proxy, brokerage commissions, and other fees and expenses.

  D.  THE COMPANIES WILL NOT:

     - exercise any right they may have under the Variable Contracts to impose restrictions or charges on transfers until at least 30 days after the Substitution occurs.

     THE COMPANIES RECOMMEND THAT YOU VOTE TO "APPROVE" THE PROPOSED
SUBSTITUTION.

                              GENERAL INFORMATION

I.  COST OF SOLICITATION

     The Companies will pay the cost of the solicitation, including the preparation and mailing of the Voting Information Statement and Voting Form, the solicitation of votes, and legal and other expenses.

II.  SERVICE PROVIDERS

     Merrill Lynch, Pierce, Fenner & Smith Incorporated, an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., serves as principal underwriter and distributor for the Separate Accounts and the Variable Contracts. Its principal business address is 4 World Financial Center New York, NY 10080. The Separate Account has no administrator.

III.  OWNER PROPOSALS

     Owners have no rights under the Variable Contracts to put voting proposals before the Owners.

IV.  PROSPECTUSES AND ANNUAL AND SEMI-ANNUAL REPORTS

     Upon request, the Companies will furnish, without charge, a copy of the most recent annual shareholder reports and semi-annual shareholder reports for the Roszel/PIMCO CCM Capital Appreciation Portfolio and additional copies of the current prospectuses for the Roszel/PIMCO CCM Capital Appreciation Portfolio and MFS Research Series and the most recent annual shareholder reports and semi-annual shareholder reports for the MFS Research Series. To request any of these, please call or write the Service Center applicable to your class of Variable Contracts as noted below under "Inquiries."

V.  DISSENTER'S RIGHTS OF APPRAISAL

     Taken together, Arkansas Insurance law (in the case of MLLIC) or New York Insurance law (in the case of MLNY) and the terms of the Variable Contracts do not appear to provide appraisal rights to investors, such as the Owners, beyond their right to receipt of the cash surrender value of their Variable Contracts. The Companies believe that, for transactions such as the Substitution, this requires, in effect, that units have a value equal to their net asset value determined as of 4:00 p.m. on the date of the Substitution.

     Interpretations of the 1940 Act by the Commission staff limit appraisal rights of investors in a registered unit investment trust, such as Owners, to those provided by Rule 22c-1 under the 1940 Act. Rule 22c-1, in effect, requires for transactions such as the Substitution that units have a value equal to their net asset value per share determined as of 4:00 p.m. on the date of the Substitution.

VI.  INQUIRIES

     Owners may make inquiries by contacting their Financial Advisor or calling or writing the Service Center applicable to their class of Variable Contracts as follows:

CLASS OF VARIABLE CONTRACT                                     SERVICE CENTER
--------------------------                      ---------------------------------------------
                                                Address: P.O. Box 44222
                                                Jacksonville, Florida 32231-4222
MLLIC Retirement Plus                           Phone: 1-800-535-5549
                                                Address: P.O. Box 44222
                                                Jacksonville, Florida 32231-4222
MLNY Retirement Plus                            Phone: 1-800-535-5549

CLASS OF VARIABLE CONTRACT                                     SERVICE CENTER
--------------------------                      ---------------------------------------------
                                                Address: P.O. Box 441395
MLLIC Investor Life, Investor Life Plus,        Jacksonville, Florida 32231-4139
Estate Investor I, and Estate Investor II       Phone: 1-800-354-5333

                                                Address: P.O. Box 441395
                                                Jacksonville, Florida 32231-4139
MLNY Investor Life and Investor Life Plus       Phone: 1-800-831-8172
MLLIC Prime Plan I, Prime Plan II, Prime Plan
III, Prime Plan IV, Prime Plan V, Prime Plan    Address: P.O. Box 441395
VI, Prime Plan 7, Prime Plan Investor,          Jacksonville, Florida 32231-4139
Directed Life, and Directed Life 2              Phone: 1-800-354-5333
MLNY Prime Plan I, Prime Plan II, Prime Plan
III, Prime Plan IV, Prime Plan V, Prime Plan    Address: P.O. Box 441395
VI, Prime Plan 7, Prime Plan Investor,          Jacksonville, Florida 32231-4139
Directed Life, and Directed Life 2              Phone: 1-800-831-8172

     THE COMPANIES REQUEST THAT YOU PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING FORM. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS
ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY CAST YOUR VOTE BY CALLING 1-800-690-6903 OR ACCESSING HTTPS://WWW.PROXYWEB.COM.

     Current prospectuses and the most recent annual and semi-annual shareholder reports for the Roszel/ PIMCO CCM Capital Appreciation Portfolio and the MFS Research Series are incorporated by reference into this Voting Information Statement.

                                  VOTING FORM

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                     ML LIFE INSURANCE COMPANY OF NEW YORK

[Name of Contract Owner] Voting Authentication Number:
[Address]
[City, ST 00000]

     Your variable life insurance contract or variable annuity contract issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York (collectively, the "Companies") through one of their separate accounts (the "Separate Accounts") entitles you to vote as to the number of units you owned in the Subaccount of the applicable Separate Account investing in Initial Class shares of the MFS Research Series, a series of the MFS(R) Variable Insurance Trust(SM), as of September 12, 2003. To be counted, your Voting Form must be received by the Companies no later than Friday, November 7, 2003, at 4:00 p.m. Eastern Standard Time.

     THE COMPANIES RECOMMEND THAT YOU VOTE TO "APPROVE" THE PROPOSAL.

     I hereby instruct Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York to count the units as to which I am entitled to vote as follows:

     Approve [ ]  Disapprove [ ]  Abstain [ ]

     for the following proposal:

                Substitute shares of the Roszel/PIMCO CCM Capital Appreciation Portfolio for Initial Class shares of the MFS Research Series

     I hereby revoke any and all votes with respect to the foregoing proposal previously given by me. I acknowledge receipt of the Voting Information Statement dated October [ ], 2003, which describes the above proposal.

---------------------------------------------------------   ------------------------------
Authorized signature                                        Date

-------------------------------------------------------------------------------------------
Variable Contract Owner Name

     PLEASE COMPLETE, SIGN, AND DATE THIS FORM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Please use blue or black ink or dark pencil. SIGNED VOTING FORMS THAT DO NOT INDICATE A VOTE WILL BE TREATED AS A VOTE TO APPROVE THE PROPOSAL.